APPENDIX I

Trust                                     Series                                                                Effective Date
Liberty Funds Trust I                     Colonial High Yield Securities Fund                                          11/1/91
                                          Colonial Income Fund                                                          5/1/92
                                          Colonial Strategic Income Fund                                                5/1/92
                                          Stein Roe Advisor Tax-Managed Growth Fund                                   12/30/96
                                          Stein Roe Advisor Tax-Managed Value Fund                                      6/1/99
                                          Stein Roe Advisor Tax-Managed Growth Fund II                                  3/1/00

Liberty Funds Trust II                    Colonial Intermediate U.S. Government Fund                                   2/14/92
                                          Colonial Short Duration U.S. Government Fund                                 10/1/92
                                          Newport Tiger Cub Fund                                                        6/3/96
                                          Newport Japan Opportunities Fund                                              6/3/96
                                          Newport Greater China Fund                                                   5/12/97

Liberty Funds Trust III                   Colonial Select Value Fund                                                   11/1/91
                                          The Colonial Fund                                                            2/14/92
                                          Colonial Federal Securities Fund                                             2/14/92
                                          Colonial Global Equity Fund                                                  2/14/92
                                          Colonial International Horizons Fund                                         2/14/92
                                          Colonial Strategic Balanced Fund                                              9/1/94
                                          Crabbe Huson Small Cap Fund                                                 10/19/98
                                          Crabbe Huson Equity Fund                                                    10/19/98
                                          Crabbe Huson Real Estate Investment Fund                                    10/19/98
                                          Crabbe Huson Managed Income & Equity Fund                                   10/19/98
                                          Crabbe Huson Oregon Tax-Free Fund                                           10/19/98
                                          Crabbe Huson Contrarian Income Fund                                         10/19/98
                                          Crabbe Huson Contrarian Fund                                                 12/1/98
                                          The Crabbe Huson Special Fund                                               12/22/98
                                          Colonial Global Utilities Fund                                               2/26/99

Liberty Funds Trust IV                    Colonial High Yield Municipal Fund                                            6/5/92
                                          Colonial Intermediate Tax-Exempt Fund                                       12/18/92
                                          Colonial Tax-Exempt Fund                                                     11/1/91
                                          Colonial Tax-Exempt Insured Fund                                             11/1/91
                                          Colonial Utilities Fund                                                      2/14/92

Liberty Funds Trust V                     Colonial Massachusetts Tax-Exempt Fund                                       11/1/91
                                          Colonial Connecticut Tax-Exempt Fund                                         11/1/91
                                          Colonial California Tax-Exempt Fund                                           8/3/92
                                          Colonial Michigan Tax-Exempt Fund                                             8/3/92
                                          Colonial Minnesota Tax-Exempt Fund                                            8/3/92
                                          Colonial New York Tax-Exempt Fund                                             8/3/92
                                          Colonial North Carolina Tax-Exempt Fund                                       8/6/93
                                          Colonial Ohio Tax-Exempt Fund                                                 8/3/92
                                          Colonial Florida Tax-Exempt Fund                                             1/13/93



Liberty Funds Trust VI                    Colonial U.S. Growth & Income Fund                                             7/1/92
                                          Colonial Small Cap Value Fund                                                 11/2/92
                                          Colonial Value Fund                                                           3/31/96
                                          Newport Asia Pacific Fund                                                     8/25/98

Liberty Funds Trust VII                   Newport Tiger Fund                                                             5/1/95
                                          Newport Europe Fund                                                           11/1/99


By:  /s/J. Kevin Connaughton
     J. Kevin Connaughton, Controller


By:  /s/Nancy L. Conlin
     Nancy L. Conlin, Senior Vice President
     Colonial Management Associates, Inc.

Dated: March 1, 2000


S:\FUNDS\GENERAL\CONTRACT\PRICING.DOC